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                                                                   Exhibit 10.14

                            MASTER SERVICES AGREEMENT
                                     BETWEEN
                        SPRINT/UNITED MANAGEMENT COMPANY
                                       AND
                        BUSINESS SOLUTIONS GROUP, L.L.C.


THIS MASTER SERVICES AGREEMENT ("Agreement") effective January 1, 1996 ("Effective Date"), between Sprint/United Management Company ("Sprint"), a Kansas corporation, with an office at 9300 Metcalf Avenue, Overland Park, Kansas 66212, and Business Solutions Group, L.L.C. ("Consultant"), a Delaware corporation, with an office at 163 Haynes Bridge Road, Suite 205-512, Alpharetta, Georgia 30201.

The parties agree as follows:

1.0         SCOPE OF SERVICES

            1.1 Consultant is in the business of providing programming services utilizing C, C++, Windows, Smalltalk, and Network Management computer programming languages and software applications, respectively ("Services"). This Agreement is for the provision of Services, including incidental deliverables or goods, to Sprint by Consultant, as authorized and specified in a written Contract Order, described below.

            1.2 Sprint will issue a written contract order ("Contract Order") to Consultant that will include:

                  a)    delivery or work performance location;

                  b)    invoicing instructions;

                  c)    incorporation of the terms of this Agreement; and

                  d) the Contract number set forth in the upper right-hand corner of this Agreement.

            1.3 This Agreement does not authorize or commit Sprint to any quantity or dollar amount of Services. Consultant may not perform any Services without a Contract Order authorizing the Services, signed by both Sprint and Consultant.

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            1.4   Consultant's performance will represent its best efforts and be of the highest professional standards. Sprint may inspect Consultant's performance and Consultant will facilitate inspection. Sprint's inspection (or lack of inspection) will not be an acceptance of Services or a waiver of any right or warranty or preclude Sprint from rejecting defective Services.

            1.5 Sprint may change the Services by additional or revised drawings, specifications, exhibits or written change orders. If Consultant believes the compensation should be modified as a result of a change made by Sprint, Consultant must give Sprint written notice of claim within seven (7) days after notice of Sprint's change. Consultant must include with its notice a detailed estimate of the effect on compensation and the Contract Order. Consultant agrees to continue performance pending resolution of its claim. Consultant waives any claim not made by Consultant in accordance with this paragraph.

2.0         COMPENSATION

            2.1 Rates. Sprint will pay Consultant in accordance with the billing rate set forth below and in the applicable Contract
                  Order:

                        Job Classification      Sprint Hourly Billing Rates
                        ------------------      ---------------------------
                                          Base Rate        Large Engagement*
                                          ---------        -----------------

                  Managing Partner

                  Senior Partner

                  Senior Technical Consultant

                  Technical Consultant

                  Associate Technical Consultant

                  Administrative Support

                  * BSG rates for engagements which are scheduled for six months or more (1000 hours or more in any given labor category) except for Managing and Senior Partner categories where the Large Engagement rates are in effect for engagements of three months or more (500 hours or more).

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            2.2   Reimbursement. Consultant will be reimbursed for travel,
                  living, and other expenses authorized by Sprint in the Contract Order at reasonable and actual costs. Travel and living expenses will not be reimbursed unless they are in conformance with Sprint's travel reimbursement policies which are as follows:

                  2.2.1.Consultant agrees to provide professional and
                        consulting services at Sprint's facilities. Sprint agrees to reimburse Consultant for all reasonable travel and living expenses incurred by Consultant in conjunction with the Scope of Services, ss. 1.0. Such expenses will be billed to Sprint after the completion of the Services. Consultant will not include time for travel by Consultant personnel in fees billed to Sprint. Sprint must consent in writing to any reimbursable expenses not estimated or authorized. All expenses paid by Sprint to Consultant will be at cost basis with no mark-up.

                  2.2.2 All travel (coach and economy class only) which is to be reimbursed by Sprint and/or its affiliates must be booked through the Sprint/United Travel Center by calling (800) 347-2639. When making travel arrangements, acknowledge that you are a Consultant for Sprint. Booking through the Sprint/United Travel Center will result in the least cost to Sprint.

                  2.2.3 The Consultant's travel (coach and economy class only)
                        expenditures should be appropriate to the Consultant's business undertaken, and reasonable in the judgment of both the Consultant and Sprint. For reimbursement, Consultant must submit copies of receipts greater than fifteen dollars ($15.00) for meals (tear tab receipts are not acceptable); however, hotel, car rental, fuel for rental cars require receipts regardless of the amount. Consultant will be reimbursed for use of a personal vehicle for business purposes at the current rate (based on IRS regulations) in effect, plus parking and toll fees. Consultant will utilize reasonable parking facilities and rates. Parking receipts are required for reimbursement of fifteen dollars ($15.00) or more. The passenger flight coupon and travel itinerary must be attached to the Consultant's expense report. Sprint will not reimburse

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                        Consultant for personal expenses or personal long
                        distance phone calls.

            2.3 Taxes, Duties and Fees. Consultant will pay when due, and the compensation set forth in the Contract Order is inclusive of, all local, state and federal sales and use taxes, excise taxes, taxes on personal property owned by Consultant, duties and all other governmental fees and taxes (excluding income taxes) of whatever nature applicable to the performance of the Services. These taxes, if any, will be separately stated, but not billed, on Consultant's invoice.

            2.4   Invoicing,   Itemization   and   Payment   Procedures.   The
                  Contract Order will state specific invoicing instructions.

                  Consultant will invoice once per month. Invoices must be sent in accordance with the invoicing instructions provided with the Contract Order. Consultants must maintain and submit itemized time records and expense reports with each invoice. Unless stated otherwise in the Contract Order, undisputed amounts will be paid within forty-five (45) days of receipt. Disputed amounts will be paid, if owed, within forty-five (45) days of resolution of the dispute.

            2.5 Right to Offset. Sprint, without waiver or limitation of any rights, may deduct from any amounts due Consultant in connection with this Agreement, or any other Agreement between Consultant and Sprint, any amounts owed by Consultant to Sprint.

3.0         AFFILIATE TRANSACTIONS

            This Agreement is entered into by Sprint on its own behalf and for the benefit of all Sprint Corporation affiliated entities ("Sprint Affiliates"). The term Sprint Affiliate means: a) any entity in which Sprint Corporation holds or controls an equity or similar interest, or b) any corporation, subsidiary, partnership, limited liability company, joint venture or other entity controlling, controlled by or under common control with Sprint Corporation, directly or indirectly by or through one or more intermediaries. All references to Sprint refer equally to Sprint Affiliates executing Contract Orders with terms in accordance with this Agreement. No commitment is made by Sprint or any Sprint Affiliate, nor any liabilities accepted, except that set forth in a properly signed Contract Order. All communications and invoices must

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            reference the Contract number set forth in the upper right hand corner of this Agreement and must be directed to the Affiliate issuing the Contract Order pursuant to instructions issued in the Contract Order. Services performed on behalf of any Sprint Affiliate will be billed to or collected from only that Affiliate. Only the Sprint Affiliate issuing a specific Contract Order under this Agreement will incur any obligation or liability to Consultant for any claim which may arise from or relate to that Contract Order.

4.0         TERM AND TERMINATION

            4.1 The term of this Agreement begins on the Effective Date and ends December 31, 1996. The terms of this Agreement will continue in effect for any Contract Order that is outstanding at the time of termination under this Agreement or expiration of the term.

            4.2 This Agreement and any Contract Order may be terminated in whole or in part at any time with notice from Sprint without liability; provided, however, in the event of termination for convenience by Sprint, Sprint agrees to provide Consultant with fourteen (14) days' prior notice of termination and with compensation for Services rendered as hereafter provided. Consultant will cease work on the termination date in Sprint's notice and take all reasonable actions to minimize expenses applicable to terminated work. Consultant will be compensated for those Services actually provided to the effective date of termination, if accepted by Sprint.

            4.3 This Agreement, including any Contract Order, may be terminated by Sprint without penalty if there is any change in control or ownership of Consultant. Consultant must give Sprint no less than thirty (30) days written notice of any change in control or ownership of Consultant.

            4.4 Upon termination of this Agreement or any Contract Order, Consultant must, within twenty (20) days of the effective date of termination, return all data, equipment, materials and properties of Sprint.

5.0         INDEPENDENT CONTRACTOR

            5.1 Consultant must comply with laws, regulations and orders relating to equal employment opportunity, workers'

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                  compensation, unemployment compensation and FICA. Upon
                  request, Consultant will furnish Sprint with its EEO policies and procedures, verification of workers' compensation, unemployment compensation, FICA and the number of hours any individual performs Services for Sprint within any 12 consecutive month period.

            5.2 Consultant, its subcontractors, employees or agents are independent contractors for all purposes and at all times. Consultant has the responsibility for, and control over, the means and details of performing the Services, subject to Sprint's inspection. Consultant will provide all training, hiring, supervising, hours of work, work policies and procedures, work rules, compensation, payment for expenses and discipline and termination of its employees.

            5.3 Sprint will incur no responsibility or obligation to employees, agents, subcontractors or other parties utilized by Consultant to perform the Services set forth in this Agreement. Such person or parties will, at all times, remain employees, agents or subcontractors (whichever is applicable) of Consultant.

            5.4 Consultant is solely responsible for payment of wages, salaries, fringe benefits and other compensation of, or claimed by, Consultant's employees including, without limitations, contributions to any employee benefit, medical or savings plan and is responsible for all payroll taxes including, without limitation, the withholding and payment of all federal, state and local income taxes, FICA, unemployment taxes and all other payroll taxes. Consultant is also solely responsible for compliance with applicable Workers' Compensation laws with respect to maintenance of workers' compensation coverages on Consultant's employees. Consultant will indemnify and defend Sprint from all claims by any person, government or agency relating to payment of taxes and benefits, including without limitation, any penalties and interest which may be assessed against Sprint. Consultant will similarly indemnify and defend Sprint from all claims by any person or governmental agency which arise directly or indirectly from any failure by Consultant to comply with applicable Workers' Compensation laws with respect to maintenance of Workers' Compensation coverage on Consultant's employees.

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            5.5   If Sprint determines that a Consultant-provided employee,
                  agent or subcontractor is not providing satisfactory service, Sprint will advise Consultant and may require Consultant to remove that individual or subcontractor. Sprint will only pay for work actually performed by the removed individual or subcontractor prior to Sprint's notice for removal and not for transportation or per diem costs associated with replacing the individual. Consultant will submit additional resumes to Sprint for purposes of filling a vacancy at no additional charge.

            5.6 Consultant will require its employees, agents and subcontractors to comply with the terms and conditions of this Agreement.

6.0         PROPRIETARY INFORMATION

            6.1 Consultant acknowledges that while performing this Agreement it may have access to Sprint-owned trade secrets, including but not limited to products, planned products, service or planned service, Consultants, customers, prospective customers, data, financial information, computer software, processes, methods, knowledge, inventions, ideas, marketing promotions, discoveries, current or planned activities, research, development or other information relating to Sprint's business activities or operations or those of its customers or Consultants ("Proprietary Information").

            6.2 This Agreement creates a confidential relationship between Sprint and Consultant. Consultant will keep Proprietary Information confidential and, except as authorized by Sprint in writing, Consultant may only use Proprietary Information to perform the Services as required under this Agreement, and may only make copies necessary for performing the Services. Consultant will label all Proprietary Information as Proprietary to Sprint. Upon cessation of work, or upon Sprint's request, Consultant will return all documents and other materials in Consultant's control that contain or relate to Proprietary Information.

            6.3 Sprint may require signed Non-Disclosure Agreements from Consultant's employees, agents or subcontractors.

            6.4 Proprietary Information does not include information that Consultant can demonstrate by written documentation:

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                  a)    is   rightfully   known   to   Consultant   prior   to
                        negotiations leading to this Agreement;

                  b) is independently developed by Consultant without any reliance on Proprietary Information; or

                  c) is or later becomes part of the public domain or is lawfully obtained by Consultant from a third party;

                  d) is disclosed pursuant to judicial action or Government regulations provided that Consultant notifies Sprint prior to such disclosure and cooperates with Sprint in the event Sprint elects to legally contest and avoid such disclosure.

            6.5 Consultant agrees that during the performance of Services for and during the term of all Contract Orders under this Agreement for any reason, Consultant's employees who are engaged in the performance of services under this Agreement or a Contract Order hereunder will not perform the same or substantially similar services for any competitor of Sprint or any affiliate or subsidiary of a Sprint competitor.

            6.6 Consultant acknowledges that disclosure of Proprietary Information by Consultant will cause irreparable injury to Sprint, its customers and other Consultants, that is inadequately compensable in monetary damages. Accordingly, Sprint may seek injunctive relief in any court of competent jurisdiction for the breach or threatened breach of this Section, in addition to any other remedies in law or equity.

7.0         OWNERSHIP

            7.1 All equipment, materials, drawings, software or data of every description that Consultant receives directly or indirectly from Sprint or from a third party on behalf of Sprint, or that is paid for in whole or in part by Sprint, is the property of Sprint. ("Sprint-owned"). Consultant must mark all such property as Sprint-owned, and must return all Sprint-owned property to Sprint upon Sprint's request, or upon the termination or expiration of this Agreement, whichever is earlier. Consultant is responsible and must account for all Sprint-owned property, and bears the risk of loss while the property is in Consultant's possession. Sprint-owned property may only be used in

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                  Consultant's performance of this Agreement. Sprint may inspect any agreements and associated records, including invoices, by which Consultant acquires Sprint-owned property.

            7.2 Consultant must promptly disclose and assign to Sprint all intellectual property generated, conceived or developed under this Agreement, including but not limited to proprietary information, inventions conceived or reduced to practice as a result of this Agreement and any resulting patents. Any works of authorship in any form of expression, including but not limited to manuals and software developed under this Agreement, are works for hire and belong exclusively to Sprint. If, by operation of law, the ownership of works for hire do not automatically vest in Sprint, then Consultant will take necessary steps to assign ownership to Sprint. Consultant will provide reasonable assistance to Sprint to secure intellectual property protection including but not limited to assistance in the preparation and filing of any patent applications, copyright registrations, and the execution of all applications, assignments or other instruments for perfection of protection or title. Consultant will pay its employees any compensation due in connection with the assignment of any intellectual property or invention. Consultant warrants to Sprint that Consultant's employees are subject to agreements which will secure Sprint's rights under this section.

            7.3 Consultant grants to Sprint a fully paid-up, worldwide license to utilize any work previously owned by Consultant but delivered to Sprint under this Agreement in any manner and in all media now known or later conceived or created.

8.0         CONSULTANT WARRANTIES

            8.1 Individuals assigned to provide Services will have the expertise, skills, training and professional education to perform the Services in a professional manner.

            8.2 Sprint will receive clear title to all goods incidental to Services performed as defined in the applicable Contract Order.

            8.3 Consultant warrants Services and goods to conform to the Contract Order specifications for one (1) year after Sprint's acceptance of the Services. Any materials and equipment that may be provided will be new. At Sprint's request and at no

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                  charge, Consultant will promptly correct defects or provide replacement Services for any non-conforming Services. If Consultant fails to correct defects or replace Services within twenty (20) days after written notice thereof, or for a different amount of time mutually agreed to in writing by both parties, Sprint may do so and charge Consultant for the cost incurred.

            8.4 To the best of its knowledge, after investigation, neither Consultant nor its personnel has any existing obligation that would violate or infringe upon the rights of third parties, including property, contractual, employment, trademark, trade secrets, copyright, patent, proprietary information and non-disclosure rights, that might affect Consultant's ability to fulfill Consultant's obligations under this Agreement.

            8.5 Consultant will not disclose or deliver any proprietary information of Consultant or any third party (such as software and documentation) to Sprint except pursuant to a written license agreement.

            8.6 Neither Consultant, nor any of Consultant's employees or agents, has offered or given anything of value to Sprint employees or agents to secure this Agreement.

            8.7 The prices stated for Services are at least as favorable as those charged to any other for Consultant's customers for the same or similar services.

            8.8 Inspection, test acceptance, payment or use by Sprint of the Services furnished do not affect Consultant's warranty obligations.

9.0         SAFETY

            9.1 Consultant will comply with all Occupational Safety & Health Act (OSHA) regulations and all other applicable federal, state and local rules and regulations which may apply to performance of the Services. Consultant must immediately notify Sprint by telephone (followed by written confirmation within twenty-four
                  (24) hours) of any product or material used in providing Services which fails to comply with any applicable safety rules or standards of any governmental agencies (including the Environmental Protection Agency) or which contains a defect

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                  which could present a substantial risk to the public health or of injury to the public or the environment.

            9.2 If Consultant's work under this Agreement involves performance on Sprint's or its customers' premises, Consultant must take necessary precautions to prevent injury to persons or property during the work and adhere to security procedures of Sprint or its customers.

10.0        SUBCONTRACTS

            Contractor may not subcontract any portion of the Services, without Sprint's prior written consent, and will remain fully liable for the work performed and for the acts or omissions of the subcontractor.

11.0        FEDERAL REQUIREMENTS

            11.1 Federal Acquisition Requirements. If Sprint or the federal government determines that this Agreement supports specific requirements included in a Sprint contract or subcontract with the federal government, Consultant will be subject to certain federal procurement regulations contained in Sprint's contract or subcontract. Consultant will be subject only to federal procurement regulations that must be included in all subcontracts as a matter of law.

            11.2 Subcontracting Opportunities. Consultant must make an accounting of dollars that are subcontracted to firms that are Small Businesses under Small Disadvantaged Businesses or Women-Owned Businesses under Small Business Administration regulations. These dollars will be reported in writing to the following address:

                        Small Business Coordinator
                        Sprint
                        903 E. 104th Street
                        Kansas City, MO  64131

12.0        LIABILITY AND INDEMNIFICATION

            12.1 Consultant agrees to release, irrevocably and forever, Sprint, and will defend, pay all judgments, expenses, and costs (including attorney fees) and generally indemnify, defend and save harmless Sprint from all liability, suit, claim or proceeding

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                  ("claims") resulting from the performance or non-performance of this Agreement brought against Sprint by any person for any damage, loss or destruction of any kind, including, without limitation, loss to any property or for any personal injury, including, without limitation, death, defamation and invasion of privacy, to any person, including without limitation any personnel of Sprint or Consultant if the loss, destruction, injury or death results in whole or in part from the negligence, error, omission or willful misconduct or breach of this Agreement by Consultant.

            12.2 Consultant agrees to handle and defend all claims brought against Sprint or Sprint's customers, including without limitation, Sprint's lessees, bailees, transferees and assigns, so far as based on any claim that the work or Services performed, or the goods furnished or manufactured by Consultant in the course of this Agreement or any resulting use or sale of any work, Service or goods constitutes an infringement of any patent or copyright of any country, or misappropriation of any trade secret, or constitutes a breach of any moral right, right of publicity, or intellectual property right.

            12.3 If the sale or use of the goods or Services is enjoined, Consultant must, at Sprint's option and Consultant's expense, either:

            a) procure for Sprint and its customers the right to use the goods or Services; or

            b)    replace    the   goods   or   Services    with    equivalent
                  non-infringing goods or Services; or

            c)    modify the goods or Services so they become  non-infringing;
                  or

            d) remove the goods or Services and refund the purchase price, including transportation, installation, removal and other incidental charges.

            12.4 Insurance coverage that Consultant agrees to obtain and maintain under this Agreement must contain a provision insuring the costs, expenses, and obligations of Consultant under this Agreement.

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            12.5  Sprint will notify Consultant in writing of any claims, and will provide information, assistance and authority for Consultant's handling and defense of the claim, all at Consultant's expense.

            12.6 Notwithstanding Consultant's obligations to handle and defend all claims as set forth above, Sprint may, at Sprint's sole option, take whatever action it deems reasonable and appropriate in the handling, defense, or settlement of any claim at Consultant's expense. However, Sprint will notify Consultant in writing of any proposed settlement of claim. Consultant will be bound to indemnify Sprint for the proposed settlement amount, unless within twenty (20) days of notice, Consultant brings an arbitration action to determine whether or not the proposed settlement amount is reasonable. Sprint will not be precluded from settling any claim, but Consultant will only be required to indemnify Sprint for the amount held to be reasonable by the arbitration proceeding.

            12.7 Except for the indemnity provisions of Sections 12.2 and 12.3 of this Agreement, neither party will be liable to the other for special, indirect or consequential loss or damage whether or not such loss or damage is caused by the fault or negligence of that party, its employees, agents, or subcontractors.

13.0        INSURANCE

            Consultant will obtain and maintain during the term of this Agreement, with financially reputable insurers licensed to do business in all jurisdictions where work is performed and that are reasonably acceptable to Sprint, not less than the following insurance:

            13.1 Workers' Compensation as required under any Workers' Compensation or similar law in the jurisdiction where work is performed, with an Employer's Liability limit of not less than $500,000 per accident.

            13.2 Commercial General Liability, including coverage for Contractual Liability and Products/Completed Operations Liability, with a limit of not less than $1,000,000 combined single limit per occurrence for bodily injury, personal injury and property damage liability, naming Sprint as an additional insured.

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            13.3  Business Auto insurance covering the ownership, maintenance or use of any owned, non-owned or hired automobile with a limit of not less than $1,000,000 combined single limit per accident for bodily injury and property damage liability, naming Sprint as an additional insured.

            13.4 "All Risk" Property insurance, covering not less than the full replacement cost of Consultant's and subcontractor's, if any, personal property while on a Sprint work location.

            13.5 Certificates of Insurance. Consultant must, as a material condition of this Agreement, prior to commencement of any work and prior to any renewal of insurance, deliver to Sprint a certificate of insurance, satisfactory in form and content to Sprint, evidencing that the above insurance is in force and will not be canceled or materially altered without first giving Sprint thirty (30) days prior written notice.

                  Nothing contained in this section limits Consultant's liability to Sprint to the limits of insurance certified or carried.

14.0        RIGHT OF AUDIT

            Consultant will maintain all records pertaining to Services performed for a period of at least three (3) years after final payment. Sprint may audit, copy and inspect the records at reasonable times during the term of this Agreement and for the three
            (3) year period to verify costs. Sprint or its authorized representative will have the right to audit Consultant's performance under this Agreement.

15.0        NOTICE

            Communications relating to this Agreement except for delivery or invoicing instructions set forth in the Contract Order, must be identified by the Contract number, and the Contract Order number and communicated by certified mail, return receipt requested, telex, facsimile or overnight mail to the following addresses or as may be later designated by written notice of the other party:

            Sprint:           Larry Matt
                              Sprint/United Management Company
                              9300 Metcalf Avenue
                              Mailstop:  KSOPKB0802
                              Overland Park, Kansas 66212

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                              Phone:  (913) 534-5190
                              Fax:  (913) 534-3485

            Consultant:       Jack McDougall
                              Business Solutions Group
                              163 Haynes Bridge Road, Suite 205-512
                              Alpharetta, Georgia 30201
                              Phone:  (770) 569-1450

                              Fax:  (770) 569-1452

16.0        ARBITRATION

            16.1 Arbitration. Any dispute arising out of or relating to this Agreement will be finally settled by arbitration in accordance with the rules of the American Arbitration Association applying the substantive law of Kansas without regard to any conflict of law provision. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. section 1 et seq.,
                                                                        ------
                  and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction. The arbitration will be held in the Kansas City, Missouri metropolitan area. The arbitrator(s) are not empowered to award damages in excess of compensatory damages and each party waives any damages in excess of compensatory damages.

                  Notwithstanding the foregoing, Sprint may bring a claim for injunctive relief as provided in Section 6.6 in any court of competent jurisdiction without first submitting the claim to arbitration.

            16.2 Continuing Performance. Consultant agrees to continue performance during the pendency of any dispute, unless performance is terminated by Sprint under Article 4.0.

            16.3 Limitation of Claims. No claim may be brought by Consultant after Sprint has made final payment to Consultant. Claims made by Consultant may only be brought against the Sprint Affiliate which issued the Contract Order giving rise to the claim.

17.0        GENERAL

            17.1 Consultant Performance. Time is of the essence in Consultant's performance. Sprint is not obligated to pay for Services performed or goods delivered which do not conform to the Contract Order.

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            17.2  Material/Mechanic's Lien. Consultant will promptly pay for all services, materials, equipment, labor used under this Agreement, and will hold Sprint harmless from all losses, expenses, and liabilities connected with Consultant's failure to promptly pay for services, materials equipment or labor and will keep Sprint premises free of claims or liens. Consultant will furnish Sprint with a list of all its subcontractors before work is performed on premises by subcontractors. Consultant will furnish Sprint with lien waivers from all subcontractors.

            17.3 Ethics Code. Consultant agrees to comply with Sprint's Code of Ethics, a copy of which has been provided to Consultant and is incorporated in this Agreement.

            17.4 Assignment. Sprint may assign this Agreement to any Sprint Affiliate without the consent of Consultant. Otherwise, the parties agree that this Agreement is personal in nature and neither party may assign this Agreement or any of its rights or delegate its obligations without the prior written consent of the other party.

            17.5 Governing Law. This Agreement is governed by and construed in accordance with the laws of the State of Kansas without regard to any conflict of laws provision.

            17.6 Laws and Regulations. Consultant will comply with all local, municipal, state, federal and governmental laws, orders, codes and regulations in the performance of this Agreement and any Contract Orders.

            17.7 Permits and Licenses. Consultant will obtain and keep current at Consultant's expense all governmental permits, certificates and licenses (including professional licenses, if applicable) necessary for Consultant to perform the Services.

            17.8 Waiver. The waiver of a breach of any term or condition of this Agreement will not constitute the waiver of any other breach of the same or any other term.

            17.9 Severability. If any provision of this Agreement is held to be unenforceable, the remaining provisions will remain in effect, to be construed as if the unenforceable provisions were originally deleted.

            17.10 Survival. Numbered provisions 6.0, 7.0, 8.0, 10.0, 12.0, 13.0,
                  14.0, 16.1, 17.5 and 17.11 will survive the termination or extension of this Agreement, in addition to any other provisions that by their content are intended to survive the performance, termination or cancellation of this Agreement.

            17.11 Publicity. Consultant will not, without Sprint's prior written consent:

                  17.11.1 make any news release, public announcement, denial or confirmation of this Agreement or its subject matter; or

                  17.11.2 in any manner advertise or publish the fact of this Agreement.

            17.12 Remedies. All rights and remedies of the parties in law or equity are cumulative and may be exercised concurrently or separately. The exercise of one remedy will not be an election of that remedy to the exclusion of other remedies.

18.0        SECURITY

            18.1 Consultant warrants and agrees to provide pre-employment screening background checks on each Consultant employee assigned to Sprint in accordance with Sprint guidelines required for Sprint employees including, but not limited to:
                  a) criminal history checks; b) education checks (if degree indicated); c) employment checks (last 3 positions or last 5 years) if with same employer; d) reference checks (if any of items a-c above cannot be completed; and e) drug screen checks. Consultant warrants and agrees to provide Consultant employees to Sprint who have successfully passed these background checks, and Consultant's failure to do so will constitute default by Consultant under this Agreement.

            18.2 Consultant will be responsible for establishing, maintaining and ensuring adherence to Sprint security requirements. Security access rights to Sprint premises will be designated by Sprint in accordance with Sprint security guidelines. Consultant will abide by all procedures and policies applicable to the Sprint premises access rights.

            18.3 All Consultant employees will receive a contract vendor security badge from Sprint prior to performing any portion of the services and will be required to wear such badge at all times while on Sprint's premises.

            18.4 Security access rights to Sprint premises will be designated by Sprint. Consultant will abide by all procedures and policies applicable to Sprint premises access rights and ensure compliance by its employees, agents and subcontractors.

            18.5 Software security will be followed by Consultant and Sprint for any application used by the other party. Sprint will designate the required Sprint software access, if any, to Consultant's employees and will make the request to Consultant for Consultant software access for Sprint employees.

            18.6 Any Security breach will be referred to Sprint's Corporate Security. Consultant must make Consultant's employees, agents and subcontractors available to facilitate investigations related to loss or incidents.

            18.7 Consultant will be responsible for any loss of Sprint property arising out of or relating to the negligent act or omission of Consultant in failing to maintain proper records and documentation for Sprint property. Consultant will reimburse Sprint for any loss of Sprint property at replacement cost.

19.0        ENTIRE AGREEMENT

            This Agreement, together with the Contract Orders constitutes the entire Agreement between Sprint and Consultant with respect to the subject matter contained and may not be amended or modified except by written document, signed by both parties. In the event of an inconsistency between the terms of this Agreement and those of a Contract Order the provisions of the Contract Order control.

SIGNED:


SPRINT/UNITED MANAGEMENT COMPANY          BUSINESS SOLUTIONS GROUP, L.L.C.


/s/ John M. D'Agostino                    /s/ D. Marshall Nelson
-----------------------------------       --------------------------------------
(signature)                               (signature)


John M. D'Agostino                        D. Marshall Nelson
-----------------------------------       --------------------------------------
(print name)                              (print name)


Lead Negotiator                           Corporate Secretary
-----------------------------------       --------------------------------------
(title)                                   (title)


11/3/95                                   11/7/95
-----------------------------------       --------------------------------------
(date)                                    (date)

                                                        Contract Master Number
                                                        CM005115 MD
                                                        Amendment Number 1



                    AMENDMENT TO MASTER SERVICES AGREEMENT
                                    between
                       BUSINESS SOLUTIONS GROUP, L.L.C.
                                      and
                       SPRINT/UNITED MANAGEMENT COMPANY


            THIS AMENDMENT is effective January 1, 1997, between SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation, ("SPRINT"), with an office at 903 East 104th Street, Kansas City, MO 64131, and BUSINESS SOLUTIONS GROUP, L.L.C., ("SUPPLIER"), with an office at 1355 Protmarnock Drive, Alpharetta, GA 30202.

            IN CONSIDERATION of the agreements, promises and representations set forth below, the parties agree as follows:

1.0         AMENDMENT

            The Contract effective January 1, 1996, Contract Number CM005115JMD ("Contract"), is amended as follows:

4.1 Completion Date - Delete "December 31, 1996" and replace with "December 31, 1997."

            All other terms of the Contract not modified here remain in full force and effect.

            In the event of a conflict between the terms of the Contract and this Amendment, the Contract controls.

            The parties' authorized representatives have signed below to signify agreement.




SPRINT/UNITED MANAGEMENT                  BUSINESS SOLUTIONS GROUP, L.L.C.
COMPANY



BY: /s/ Gary D. Medford                   BY: /s/ D. Marshall Nelson
    ------------------------------            -------------------------------

NAME: Gary D. Medford                     NAME: D. Marshall Nelson

TITLE: AVP, Material & Services           TITLE: Member and Senior Vice
       Management                                President

DATE:                                     DATE: 12/30/96

                     AMENDMENT TO MASTER SERVICES AGREEMENT
                                     BETWEEN
                       BUSINESS SOLUTIONS GROUP, L.L.C.
                                       and
                        SPRINT/UNITED MANAGEMENT COMPANY



            This Amendment is effective January 1, 1998, between Sprint/United Management Company, a Kansas corporation ("Sprint"), with an office at 903 East 104th Street, Kansas City, MO 64131, and BUSINESS SOLUTIONS GROUP, L.L.C., ("Supplier"), with an office at 1355 Protmarnock Drive, Alpharetta, GA 30202.

            IN CONSIDERATION of the agreements, promises and representations set forth below, the parties agree as follows:

1.0         AMENDMENT

            The Contract effective January 1, 1996, Contract Number CM005115JMD ("Contract"), is amended as follows:

            4.1 Completion Date - Delete "December 31, 1997" and replace with "January 31, 1998."

            All other terms of the Contract not modified herein remain in full force and effect.

            In the event of a conflict between the terms of the Contract and this Amendment, the Contract controls.

            The parties' authorized representatives have signed below to signify agreement.

SPRINT/UNITED MANAGEMENT                    BUSINESS SOLUTIONS GROUP, L.L.C.
COMPANY



/s/ John W. Hays                            D. Marshall Nelson
-----------------------------------------   ------------------------------------
(signature)                                 (signature)


                                            D.Marshall Nelson, Senior Vice
John Hays, Manager - Corporate Agreements   President
-----------------------------------------   ------------------------------------
(typed name and title)                      (typed name and title)


12/23/97                                    12/29/97
------------------------------------        ------------------------------------
(date)                                      (date)



                         Sprint Proprietary Information

                         AMENDMENT TO MASTER AGREEMENT
                                    BETWEEN
                       BUSINESS SOLUTIONS GROUP, L.L.C.
                                      AND
                       SPRINT/UNITED MANAGEMENT COMPANY

            This Amendment to the Master Services Agreement ("Agreement") effective February 1, 1998, ("Effective Date") is between Sprint/United Management Company, a Kansas corporation ("Sprint"), and BUSINESS SOLUTIONS GROUP, L.L.C., ("Supplier"). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.          Background
            ----------

            A.    Supplier and Sprint  entered into the  Agreement  January 1,
                  1996.
            B.    Previous amendments to the Agreement are as follows:
                        Amendment Number 1, effective January 1, 1997 Amendment Number 2, effective January 1, 1998
            C. Sprint and Supplier agree to modify the Agreement as set forth in this Amendment No. 3.

            In consideration of the promises and agreements contained in this Amendment, the parties agree as follows:

II.         Amendment
            ---------

            4.1 Completion Date - Delete "January 31, 1998" and replace with "June 30, 1999".

III.        General
            -------

            Other than as set forth above, the Agreement remains unchanged and in full force and effect. In the event of a conflict between the terms of the Agreement, (previous Amendments) and this Amendment, this Amendment will control.

            This Amendment No. 3 executed by authorized representatives of Sprint and Supplier is made a part of and incorporates the terms and conditions of the Agreement.

SPRINT/UNITED MANAGEMENT                  BUSINESS SOLUTIONS GROUP, L.L.C.
COMPANY

/s/ Vicki L. Moreno                       /s/ D. Marshall Nelson
------------------------------------      -----------------------------------
(signature)                               (signature)

Vicki L. Moreno, Manager - Corporate      D. Marshall Nelson, Senior Vice
Agreements                                President
------------------------------------      -----------------------------------
(typed name and title)                    (typed name and title)

1/30/98                                   January 27, 1998
------------------------------------      -----------------------------------
(date)                                    (date)

                         Sprint Proprietary Information
                                     1 of 1
January 27, 1998

                                                Amendment No. ____
                                                Contract Master No. 005115 JMD

                         AMENDMENT TO MASTER AGREEMENT
                                    BETWEEN
                       BUSINESS SOLUTIONS GROUP, L.L.C.
                                      AND
                       SPRINT/UNITED MANAGEMENT COMPANY

      This Amendment to the Master Services Agreement ("Agreement") effective August 20, 1998, ("Effective Date") is between Sprint/United Management Company, a Kansas corporation ("Sprint"), and BUSINESS SOLUTIONS GROUP, L.L.C., ("Consultant"). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.    Background
----------------

      A.    Consultant and Sprint entered into the Agreement January 1, 1996.

      B.    Previous amendments to the Agreement are as follows:

                  Amendment Number 1, effective January 1, 1997
                  Amendment Number 2, effective January 1, 1998
                  Amendment Number 3, effective February 1, 1998

      C. Sprint and Consultant agree to modify the Agreement as set forth in this Amendment No. 4.

      In consideration of the promises and agreements contained in this Amendment, the parties agree as follows:

II.   Amend Section 8.0 Consultant Warranties to add:
-----------------------------------------------------

      8.9 Consultant warrants that Consultant's provision of Services to Sprint, and any related Deliverables provided to Sprint under this Agreement, will not be adversely affected by the occurrence or use of dates before, on, or after January 1, 2000 A.D., including dates and leap years between the twentieth and twenty-first centuries ("Millennial Dates"). Any Deliverables (including any software, hardware or firmware product(s) delivered by Consultant to Sprint) will without error or omission, create, receive, store, process and output (collectively, "Compute") information related to Millennial Dates. This warranty includes, without limitation, that the Deliverables will accurately, and without performance degradation, Compute Millennial Dates, date-dependent data, date-related interfaces, or other date-related functions (including, without limitation, calculating, comparing, and sequencing such functions). At Sprint's request, Consultant will provide written evidence sufficient to demonstrate adequate testing and conversion of the Deliverable to meet the foregoing requirements. Consultant further warrants that Software used by Consultant to produce Deliverables, reports or invoices under this Agreement will comply with the Y2K Warranty contained herein.

III.  General
-------------

Other than as set forth above, the Agreement remains unchanged and in full force and effect. In the event of a conflict between the terms of the Agreement, (previous Amendments) and this Amendment, this Amendment will control.

                        Sprint Proprietary Information
                                  Page 1 of 2

This Amendment No. 4, executed by authorized representatives of Sprint and Consultant, is made a part of and incorporates the terms and conditions of the Agreement.


SPRINT/UNITED MANAGEMENT                  BUSINESS SOLUTIONS GROUP, L.L.C.
COMPANY


/s/ Douglas A. Whiteley                   /s/ D. Marshall Nelson
--------------------------------------    ----------------------------------
(signature)                               (signature)

Douglas A. Whiteley - Senior Negoiator    D. Marshall Nelson, Senior Vice
--------------------------------------    President
(typed name and title)                    -----------------------------------
                                          (typed name and title)

9/15/98                                   September 9, 1998
-------------------------------------     -----------------------------------
(date)                                    (date)


                         Sprint Proprietary Information
                                   Page 2 of 2

                                                            TO
                                                   CONTRACT NO. ______________




         AMENDMENT NO. 5 TO MASTER SERVICES AGREEMENT NO. CM005115JMD

                                     BETWEEN

                       SPRINT/UNITED MANAGEMENT COMPANY
                                      AND
                       BUSINESS SOLUTIONS GROUP, L.L.C.



      This Amendment to the Master Services Agreement ("Agreement") effective August 1, 1999 ("Effective Date") is between Sprint/United Management Company, a Kansas corporation ("Sprint") and Business Solutions Group, L.L.C., a Delaware corporation ("Supplier"). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.    Background
      ----------

      A. Supplier and Sprint entered into the Agreement with an effective date of January 1, 1996.

      B.    Previous amendments to the Agreement are as follows:

            Amendment no. 1, effective January 1, 1997.
            Amendment no. 2, effective January 1, 1998.
            Amendment no. 3, effective February 1, 1998.
            Amendment no. 4, effective September 15, 1998.

      C. Sprint and Supplier agree to modify the Agreement as set forth in this Amendment No. 5.

      In consideration of the promises and agreements contained in this Amendment, the parties agree as follows:

II.   Amendment
      ---------

      Revise Article 4.0 TERM AND TERMINATION, SECTION 4.1 to extend the Expiration Date from June 30, 1999 through June 30, 2000.

III.  General
      -------

      Other than as set forth above, the Agreement remains unchanged and in full force and effect. In the event of a conflict between the terms of the Agreement (previous Amendments) and this Amendment, this Amendment will control.


                        Sprint Proprietary Information
                                  Page 1 of 2

      This Amendment No. 5 executed by authorized representatives of Sprint and Supplier is made a part of and incorporates the terms and conditions of the Agreement.


SPRINT/UNITED MANAGEMENT                  SUPPLIER
COMPANY


/s/ James P. Stevinson                 /s/ D. Marshall Nelson
------------------------------------   -----------------------------------------
(signature)                            (signature)

James P. Stevinson, Senior Negotiator  D. Marshall Nelson, Senior Vice President
------------------------------------   -----------------------------------------
(typed name and title)                 (typed name and title)

7/15/99                                7/16/99
------------------------------------   -----------------------------------------
(date)                                 (date)

                        Sprint Proprietary Information
                                  Page 2 of 2

7/13/99